Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 527298AN3 18451QAA6 302203AA2
Issuer LEVEL 3 FINANCING INC (LVLT 10 CLEAR
CHANNEL WORLDWIDE EXPRO FINANCE
LUXEMBOURG
Underwriters
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security LEVEL 3 FINANCING INC (LVLT 10 CCU 9 1/4
12/15/23 EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 1/5/2010 12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs 115,000
500,000,000 1,400,000,000
Total dollar amount of any concurrent public offering - - -
Total 115,000 500,000,000 1,400,000,000
Public offering price .01 98.32 96.21
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.00% 0.02% 0.02%
Rating / B2/B B1/B+
Current yield 0 9.25 8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 0 602 622
DWS High Income Trust 115,000 $ 112,679 97.98% 1.55%
0.55% 1/6/2010
DWS High Income VIP 235,000 $ 230,258 97.98% 1.55%
0.45% 1/6/2010
DWS High Income Fund 1,825,000 $ 1,788,172 97.98%
1.55% 0.43% 1/6/2010
DWS Strategic Income VIP 35,000 $ 34,294 97.98%
1.55% 0.34% 1/6/2010
DWS Lifecycle Long Range Fund 20,000 $ 19,596 97.98%
1.55% 0.12% 1/6/2010
DWS High Income Plus Fund 395,000 $ 387,029 97.98%
1.55% 0.46% 1/6/2010
DWS Strategic Income Fund 195,000 $ 191,065 97.98%
1.55% 0.43% 1/6/2010
DWS Multi Market Income Trust 140,000 $ 137,175
97.98% 1.55% 0.43% 1/6/2010
DWS Strategic Income Trust 40,000 $ 39,193 97.98%
1.55% 0.46% 1/6/2010
Total 3,000,000 2,939,461 161.07%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 695459AE7 18451QAA6 302203AA2
Issuer PAETEC HOLDING CORP CLEAR CHANNEL
WORLDWIDE EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, CS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security PAET 8.875 2017 CCU 9 1/4 12/15/23 EXPRO 8
1/2 12/15/16
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 1/7/2010 12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs 300,000,000
500,000,000 1,400,000,000
Total dollar amount of any concurrent public offering - - -
Total 300,000,000 500,000,000 1,400,000,000
Public offering price 100.53 98.32 96.21
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.13% 0.02% 0.02%
Rating B1 /Be B2/B B1/B+
Current yield 8.6 9.25 8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 539 602 622
DWS High Income Trust 155,000 $ 155,821 0.05% 0.60%
0.00% 1/7/2010
DWS High Income VIP 315,000 $ 316,669 0.11% 0.56%
0.00% 1/7/2010
DWS High Income Fund 2,440,000 $ 2,452,932 0.81%
0.56% 0.00% 1/7/2010
DWS Strategic Income VIP 45,000 $ 45,238 0.02% 0.54%
0.00% 1/7/2010
DWS Lifecycle Long Range Fund 25,000 $ 25,132 0.01%
0.52% 0.00% 1/7/2010
DWS High Income Plus Fund 525,000 $ 527,782 0.18%
0.56% 0.00% 1/7/2010
DWS Strategic Income Fund 260,000 $ 261,378 0.09%
0.56% 0.00% 1/7/2010
DWS Multi Market Income Trust 185,000 $ 185,980 0.06%
0.60% 0.00% 1/7/2010
DWS Strategic Income Trust 50,000 $ 50,265 0.02%
0.59% 0.00% 1/7/2010
Total 4,000,000 4,021,200 1.33%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 097751AS0 431318AJ3 563571AG3
Issuer BOMBARDIER INC HILCORP ENERGY
I/HILCORP MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI, RBC BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security BOMB 7.5 2018 HILCRP 8 02/15/31 MTW 9 1/2
02/15/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/15/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 650,000,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - - Total 650,000,000 300,000,000 400,000,000
Public offering price 100 98.32 100.
Price paid if other than public offering price N/A N/A N/A Underwriting spread or commission 7.50% 0.02% 0.02%
Rating Ba2 /BB+ B2/BB- Caa1/BBCurrent
yield 7.2 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 415 455 609
DWS High Income Trust 140,000 $ 140,000 0.02% 4.25%
1.28% 3/31/2010
DWS High Income VIP 135,000 $ 135,000 0.02% 4.25%
1.04% 3/31/2010
DWS High Income Fund 1,105,000 $ 1,105,000 0.17%
4.25% 1.12% 3/31/2010
DWS Strategic Income VIP 25,000 $ 25,000 0.00% 4.25%
0.58% 3/31/2010
DWS Lifecycle Long Range Fund 10,000 $ 10,000 0.00%
4.25% 1.06% 3/31/2010
DWS High Income Plus Fund 245,000 $ 245,000 0.04%
4.25% 1.26% 3/31/2010
DWS Strategic Income Fund 125,000 $ 125,000 0.02%
4.25% 0.47% 3/31/2010
DWS Multi Market Income Trust 170,000 $ 170,000 0.03%
4.25% 1.06% 3/31/2010
DWS Strategic Income Trust 45,000 $ 45,000 0.01%
4.25% 1.10% 3/31/2010
Total 2,000,000 2,000,000 0.31%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 097751AV3 431318AJ3 563571AG3
Issuer BOMBARDIER INC HILCORP ENERGY
I/HILCORP MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security BOMB 7.75 2020 HILCRP 8 02/15/40 MTW 9 1/2
02/15/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/15/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 850,000,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - - Total 850,000,000 300,000,000 400,000,000
Public offering price 100 98.32 100.
Price paid if other than public offering price N/A N/A N/A Underwriting spread or commission 1.50% 0.02% 0.02%
Rating Ba2 /BB+ B2/BB- Caa1/BBCurrent
yield 1.5 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 404 455 609
DWS High Income Trust 355,000 $ 355,000 0.04% 4.50%
1.28% 3/31/2010
DWS High Income VIP 340,000 $ 340,000 0.04% 4.50%
1.04% 3/31/2010
DWS High Income Fund 2,760,000 $ 2,760,000 0.32%
4.50% 1.12% 3/31/2010
DWS Strategic Income VIP 55,000 $ 55,000 0.01% 4.50%
0.58% 3/31/2010
DWS Lifecycle Long Range Fund 30,000 $ 30,000 0.00%
4.50% 1.06% 3/31/2010
DWS High Income Plus Fund 605,000 $ 605,000 0.07%
4.50% 1.26% 3/31/2010
DWS Strategic Income Fund 315,000 $ 315,000 0.04%
4.50% 0.47% 3/31/2010
DWS Multi Market Income Trust 425,000 $ 425,000 0.05%
4.50% 1.06% 3/31/2010
DWS Strategic Income Trust 115,000 $ 115,000 0.01%
4.50% 1.10% 3/31/2010
Total 5,000,000 5,000,000 0.59%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 153527AG1 92203PAD8 695459AE7
Issuer CENTRAL GARDEN AND PET CO VANGUARD
HLT HDG LLC/INC PAETEC HOLDING CORP
Underwriters
JPM, OPCO, DB, SUNTRST
JPM, DB
BAC, DB, CS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CENT 8.25 2018 VANGUA 8 02/01/20 PAET 8
7/8 06/30/17
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 2/25/2010 1/20/2010 1/7/2010
Total dollar amount of offering sold to QIBs 400,000,000
950,000,000 300,000,000
Total dollar amount of any concurrent public offering - - -
Total 400,000,000 950,000,000 300,000,000
Public offering price 100 98.32 100.53
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00% 0.02% 0.02%
Rating B2/B B3/CCC+ NR/NR
Current yield 8.1 8 8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 565 494 539
DWS High Income Trust 230,000 $ 230,000 0.06% 1.38%
3.95% 3/31/2010
DWS High Income Fund 1,765,000 $ 1,765,000 0.44%
1.38% 3.34% 3/31/2010
DWS Strategic Income VIP 35,000 $ 35,000 0.01% 1.38%
2.03% 3/31/2010
DWS Lifecycle Long Range Fund 20,000 $ 20,000 0.01%
1.38% 4.42% 3/31/2010
DWS High Income Plus Fund 385,000 $ 385,000 0.10%
1.38% 3.67% 3/31/2010
DWS Strategic Income Fund 210,000 $ 210,000 0.05%
1.38% 1.99% 3/31/2010
DWS Multi Market Income Trust 280,000 $ 280,000 0.07%
1.38% 4.42% 3/31/2010
DWS Strategic Income Trust 75,000 $ 75,000 0.02%
1.38% 3.70% 3/31/2010
Total 3,000,000 3,000,000 0.78%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 171871AM8 431318AJ3 563571AG3
Issuer CINCINNATI BELL INC HILCORP ENERGY
I/HILCORP MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, DB, MS, RBS,
WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CBB 8.75 2018 HILCRP 8 02/15/44 MTW 9 1/2
02/15/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/10/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 625,000,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - -
Total 625,000,000 300,000,000 400,000,000
Public offering price 98.60 98.32 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00% 0.02% 0.02%
Rating B2 /B- B2/BB- Caa1/BBCurrent
yield 8.5 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 565 455 609
DWS High Income Trust 1,295,000 $ 1,276,870 0.20%
2.31% 1.50% 3/31/2010
DWS High Income VIP 350,000 $ 345,100 0.06% 2.31%
1.19% 3/31/2010
DWS High Income Fund 3,155,000 $ 3,110,830 0.50%
2.31% 1.34% 3/31/2010
DWS Strategic Income VIP 170,000 $ 167,620 0.03%
2.31% 0.67% 3/31/2010
DWS Lifecycle Long Range Fund 95,000 $ 93,670 0.01%
2.31% 1.18% 3/31/2010
DWS High Income Plus Fund 695,000 $ 685,270 0.11%
2.31% 1.26% 3/31/2010
DWS Strategic Income Fund 735,000 $ 724,710 0.12%
2.31% 0.69% 3/31/2010
DWS Multi Market Income Trust 1,185,000 $ 1,168,410
0.19% 2.31% 1.50% 3/31/2010
DWS Strategic Income Trust 320,000 $ 315,520 0.05%
2.31% 1.49% 3/31/2010
Total 8,000,000 7,888,000 1.26%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 19190AAA5 097751AS0 701081AS0
Issuer COFFEYVILLE RESOURCES LLC BOMBARDIER
INC PARKER DRILLING CO
Underwriters
CS, DB, GS, RBS DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CFVRES 9 2015 BOMB 7 1/2 03/15/20 PKD 9 1/8
04/01/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/25/2010 3/15/2010
3/11/2010
Total dollar amount of offering sold to QIBs 275,000,000
650,000,000 300,000,000
Total dollar amount of any concurrent public offering - - -
Total 275,000,000 650,000,000 300,000,000
Public offering price 99.51 98.32 100.
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00% 0.02% 0.02%
Rating Ba3 /BB- Ba2/BB+ B1/B+
Current yield 8.9 7.5 9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 651 415 576
DWS High Income Trust 70,000 $ 69,657 0.03% 2.25%
0.32% 3/31/2010
DWS High Income VIP 70,000 $ 69,657 0.03% 2.25%
0.15% 3/31/2010
DWS High Income Fund 545,000 $ 542,330 0.20% 2.25%
0.43% 3/31/2010
DWS Strategic Income VIP 10,000 $ 9,951 0.00% 2.25%
0.17% 3/31/2010
DWS Lifecycle Long Range Fund 10,000 $ 9,951 0.00%
2.25% 0.60% 3/31/2010
DWS High Income Plus Fund 120,000 $ 119,412 0.04%
2.25% 0.80% 3/31/2010
DWS Strategic Income Fund 65,000 $ 64,682 0.02%
2.25% 0.00% 3/31/2010
DWS Multi Market Income Trust 85,000 $ 84,584 0.03%
2.25% 0.32% 3/31/2010
DWS Strategic Income Trust 25,000 $ 24,878 0.01%
2.25% 0.30% 3/31/2010
Total 1,000,000 995,110 0.36%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 25380WAC0 431318AJ3 563571AG3
Issuer DIGICEL GROUP LTD HILCORP ENERGY
I/HILCORP MANITOWOC COMPANY INC
Underwriters
CITI, CS, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security DLLTD 10.5 2018 HILCRP 8 02/15/44 MTW 9 1/2
02/15/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/16/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 775,000,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - -
Total 775,000,000 300,000,000 400,000,000
Public offering price 100 98.32 100.
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.50% 0.02% 0.02%
Rating Caa1/N/A B2/BB- Caa1/BBCurrent
yield 10.1 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 715 455 609
DWS High Income Trust 100,000 $ 100,000 0.01% 3.75%
1.17% 3/31/2010
DWS High Income VIP 190,000 $ 190,000 0.02% 3.75%
0.89% 3/31/2010
DWS High Income Fund 1,530,000 $ 1,530,000 0.20%
3.75% 1.12% 3/31/2010
DWS Strategic Income VIP 100,000 $ 100,000 0.01%
3.75% 0.42% 3/31/2010
DWS Lifecycle Long Range Fund 100,000 $ 100,000
0.01% 3.75% 0.35% 3/31/2010
DWS High Income Plus Fund 340,000 $ 340,000 0.04%
3.75% 1.11% 3/31/2010
DWS Strategic Income Fund 175,000 $ 175,000 0.02%
3.75% 0.26% 3/31/2010
DWS Multi Market Income Trust 115,000 $ 115,000 0.01%
3.75% 0.96% 3/31/2010
DWS Strategic Income Trust 100,000 $ 100,000 0.01%
3.75% 1.03% 3/31/2010
Total 2,750,000 2,750,000 0.35%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 36186RAA8 431318AJ3 563571AG3
Issuer GMAC INC HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, DB, MS, CITI, BNP, CS,
RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security GMAC 8 2020 HILCRP 8 02/15/44 MTW 9 1/2
02/15/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/10/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 1,900,000,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - -
Total 1,900,000,000 300,000,000 400,000,000
Public offering price 98.32 98.32 100.
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.50% 0.02% 0.02%
Rating B3 /B B2/BB- Caa1/BBCurrent
yield 8.1 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 445.5 455 609
DWS High Income Trust 495,000 $ 486,684 0.03% 4.25%
1.50% 3/31/2010
DWS High Income VIP 480,000 $ 471,936 0.02% 4.25%
1.19% 3/31/2010
DWS High Income Fund 3,850,000 $ 3,785,320 0.20%
4.25% 1.34% 3/31/2010
DWS Strategic Income VIP 80,000 $ 78,656 0.00% 4.25%
0.67% 3/31/2010
DWS Lifecycle Long Range Fund 40,000 $ 39,328 0.00%
4.25% 1.18% 3/31/2010
DWS High Income Plus Fund 850,000 $ 835,720 0.04%
4.25% 1.26% 3/31/2010
DWS Strategic Income Fund 445,000 $ 437,524 0.02%
4.25% 0.69% 3/31/2010
DWS Multi Market Income Trust 600,000 $ 589,920 0.03%
4.25% 1.50% 3/31/2010
DWS Strategic Income Trust 160,000 $ 157,312 0.01%
4.25% 1.49% 3/31/2010
Total 7,000,000 6,882,400 0.36%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 431318AJ3 92203PAD8 695459AE7
Issuer HILCORP ENERGY I LP VANGUARD HLT HDG
LLC/INC PAETEC HOLDING CORP
Underwriters
BCLY, BMO, DB, JPM, WELLS,
JPM, DB
BAC, DB, CS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security HILCRP 8 2020 VANGUA 8 02/01/24 PAET 8 7/8
06/30/17
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 2/3/2010 1/20/2010 1/7/2010
Total dollar amount of offering sold to QIBs 300,000,000
950,000,000 300,000,000
Total dollar amount of any concurrent public offering - - -
Total 300,000,000 950,000,000 300,000,000
Public offering price 98.32 98.32 100.53
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00% 0.02% 0.02%
Rating B2/ BB- B3/CCC+ NR/NR
Current yield 8.3 8 8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 455 494 539
DWS High Income Trust 205,000 $ 201,556 0.07% -1.34%
3.71% 3/31/2010
DWS High Income VIP 215,000 $ 211,388 0.07% -1.34%
2.71% 3/31/2010
DWS High Income Fund 1,660,000 $ 1,632,112 0.54% -
1.34% 2.94% 3/31/2010
DWS Strategic Income VIP 35,000 $ 34,412 0.01% -1.34%
2.38% 3/31/2010
DWS Lifecycle Long Range Fund 20,000 $ 19,664 0.01% -
1.34% 4.68% 3/31/2010
DWS High Income Plus Fund 355,000 $ 349,036 0.12% -
1.34% 2.88% 3/31/2010
DWS Strategic Income Fund 185,000 $ 181,892 0.06% -
1.34% 2.48% 3/31/2010
DWS Multi Market Income Trust 255,000 $ 250,716 0.08%
-1.34% 3.86% 3/31/2010
DWS Strategic Income Trust 70,000 $ 68,824 0.02% -
1.34% 3.92% 3/31/2010
Total 3,000,000 2,949,450 0.98%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 471109AD0 18451QAA6 302203AA2
Issuer JARDEN CORP CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BCLY, DB, GS, SUNTRST, UBS,
WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security JAH 7.5 2020 CCU 9 1/4 12/15/23 EXPRO 8 1/2
12/15/16
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 1/14/2010 12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs 275,000,000
500,000,000 1,400,000,000
Total dollar amount of any concurrent public offering - - -
Total 275,000,000 500,000,000 1,400,000,000
Public offering price 99.14 98.32 96.21
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00% 0.02% 0.02%
Rating B3 /B B2/B B1/B+
Current yield 7.4 9.25 8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 385 602 622
DWS High Income Trust 100,000 $ 99,140 0.04% 1.62%
0.00% 1/14/2010
DWS High Income VIP 100,000 $ 99,140 0.04% 1.62%
0.00% 1/14/2010
DWS High Income Fund 100,000 $ 99,140 0.04% 1.62%
0.00% 1/14/2010
DWS High Income Plus Fund 100,000 $ 99,140 0.04%
1.62% 0.00% 1/14/2010
DWS Multi Market Income Trust 100,000 $ 99,140 0.04%
1.62% 0.00% 1/14/2010
Total 500,000 495,700 0.20%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 50075NBA1 43474TAA1 31572UAA4
Issuer KRAFT FOODS INC (KFT 5.375 HOLCIM LTD
FIBRIA OVERSEAS FINANCE
Underwriters
BAC, CITI, DB
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security KRAFT FOODS INC (KFT 5.375 HILCRP 8
02/15/44 EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 2/4/2010 9/24/2009
10/26/2009
Total dollar amount of offering sold to QIBs 1,730,000
300,000,000 1,400,000,000
Total dollar amount of any concurrent public offering - - -
Total 1,730,000 300,000,000 1,400,000,000
Public offering price .01 98.32 99.2
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.00% 0.00% 0.00%
Rating / Baa2/BBB Ba1/BB
Current yield 0 6 9.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 0 280 99.2
DWS High Income Trust 1,730,000 $ 1,715,745 99.18%
1.87% -1.23% 2/17/2010
DWS Core Fixed Income VIP 250,000 $ 247,940 99.18%
2.48% 0.00% 3/31/2010
DWS Strategic Income VIP 290,000 $ 287,610 99.18%
2.48% 2.38% 3/31/2010
DWS Core Fixed Income Fund 1,600,000 $ 1,586,816
99.18% 2.48% 0.23% 3/31/2010
DWS Balanced VIP 200,000 $ 198,352 99.18% 2.48%
6.50% 3/31/2010
DWS Balanced Fund 735,000 $ 728,944 99.18% 2.48%
6.56% 3/31/2010
DWS Strategic Income Fund 1,710,000 $ 1,695,910
99.18% 2.48% 2.48% 3/31/2010
DWS Global Bond Fund 720,000 $ 714,067 99.18% 2.48%
-4.00% 3/31/2010
DWS Core Plus Income Fund 1,530,000 $ 1,517,393
99.18% 2.48% 0.86% 3/31/2010
DWS Multi Market Income Trust 2,570,000 $ 2,548,823
99.18% 2.48% 4.08% 3/31/2010
DWS Strategic Income Trust 700,000 $ 694,232 99.18%
2.48% 4.08% 3/31/2010
DWS Bond VIP 635,000 $ 629,768 99.18% 2.48% 0.53%
3/31/2010
Total 12,670,000 12,565,600 488.93%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 563571AG3 92203PAD8 695459AE7
Issuer MANITOWOC CO INC/THE (MTW VANGUARD
HLT HDG LLC/INC PAETEC HOLDING CORP
Underwriters
JPM, DB
BAML, DB, CS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security MANITOWOC CO INC/THE (MTW VANGUA 8
02/01/24 PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 2/3/2010 1/20/2010 1/7/2010
Total dollar amount of offering sold to QIBs 70,000
950,000,000 300,000,000
Total dollar amount of any concurrent public offering - - -
Total 70,000 950,000,000 300,000,000
Public offering price .01 98.32 100.53
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.00% 0.02% 0.02%
Rating / B3/CCC+ NR/NR
Current yield 0 8 8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 0 494 539
DWS High Income Trust 70,000 $ 70,000 100.00% 1.50%
0.00% 2/3/2010
DWS High Income VIP 70,000 $ 70,000 100.00% 1.50%
0.00% 2/3/2010
DWS High Income Fund 550,000 $ 550,000 100.00%
1.50% 0.00% 2/3/2010
DWS Strategic Income VIP 10,000 $ 10,000 100.00%
1.50% 0.00% 2/3/2010
DWS Lifecycle Long Range Fund 10,000 $ 10,000
100.00% 1.50% 0.00% 2/3/2010
DWS High Income Plus Fund 120,000 $ 120,000 100.00%
1.50% 0.00% 2/3/2010
DWS Strategic Income Fund 60,000 $ 60,000 100.00%
1.50% 0.00% 2/3/2010
DWS Multi Market Income Trust 85,000 $ 85,000 100.00%
1.50% 0.00% 2/3/2010
DWS Strategic Income Trust 25,000 $ 25,000 100.00%
1.50% 0.00% 2/3/2010
Total 1,000,000 1,000,000 181.82%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 690368AH8 097751AS0 701081AS0
Issuer OVERSEAS SHIPHOLDING BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CITI, HSBC, MS, DB, GS, ING
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security OSG 8 1/8 03/30/18 BOMB 7 1/2 03/15/20 PKD 9
1/8 04/01/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/24/2010 3/15/2010
3/11/2010
Total dollar amount of offering sold to QIBs 300,000,000
650,000,000 300,000,000
Total dollar amount of any concurrent public offering - - -
Total 300,000,000 650,000,000 300,000,000
Public offering price 98.56 98.32 100.
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75% 0.02% 0.02%
Rating Ba3 /BB- Ba2/BB+ B1/B+
Current yield 8.0 7.5 9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 495 415 576
DWS High Income Trust 210,000 $ 206,976 0.07% 0.57%
0.00% 3/24/2010
DWS High Income VIP 205,000 $ 202,048 0.07% 0.57%
0.00% 3/24/2010
DWS High Income Fund 1,665,000 $ 1,641,024 0.56%
0.57% 0.00% 3/24/2010
DWS Strategic Income VIP 35,000 $ 34,496 0.01% 0.59%
0.00% 3/24/2010
DWS Lifecycle Long Range Fund 15,000 $ 14,784 0.01%
0.61% 0.00% 3/24/2010
DWS High Income Plus Fund 365,000 $ 359,744 0.12%
0.57% 0.00% 3/24/2010
DWS Strategic Income Fund 190,000 $ 187,264 0.06%
0.57% 0.00% 3/24/2010
DWS Multi Market Income Trust 250,000 $ 246,400 0.08%
0.57% 0.00% 3/24/2010
DWS Strategic Income Trust 65,000 $ 64,064 0.02%
0.56% 0.00% 3/24/2010
Total 3,000,000 2,956,800 1.0%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 701081AS0 431318AJ3 563571AG3
Issuer PARKER DRILLING CO HILCORP ENERGY
I/HILCORP MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CS, DB, HSBC,
WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security PKD 9.125 2018 HILCRP 8 02/15/44 MTW 9 1/2
02/15/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/11/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 300,000,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - -
Total 300,000,000 300,000,000 400,000,000
Public offering price 100 98.32 100.
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.25% 0.02% 0.02%
Rating B1 /B+ B2/BB- Caa1/BBCurrent
yield 8.96 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 576 455 609
DWS High Income Trust 175,000 $ 175,000 0.06% 2.50%
0.00% 3/11/2010
DWS High Income VIP 170,000 $ 170,000 0.06% 2.50%
0.00% 3/11/2010
DWS High Income Fund 1,375,000 $ 1,375,000 0.46%
2.50% 0.00% 3/11/2010
DWS Strategic Income VIP 30,000 $ 30,000 0.01% 2.50%
0.00% 3/11/2010
DWS Lifecycle Long Range Fund 15,000 $ 15,000 0.01%
2.50% 0.00% 3/11/2010
DWS High Income Plus Fund 305,000 $ 305,000 0.10%
2.50% 0.00% 3/11/2010
DWS Strategic Income Fund 160,000 $ 160,000 0.05%
2.50% 0.00% 3/11/2010
DWS Multi Market Income Trust 215,000 $ 215,000 0.07%
2.50% 0.00% 3/11/2010
DWS Strategic Income Trust 55,000 $ 55,000 0.02%
2.50% 0.00% 3/11/2010
Total 2,500,000 2,500,000 0.83%
The Security and Fund Performance is calculated based on information provided by State Street Bank.
If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 723655AA4 431318AJ3 563571AG3
Issuer PIONEER DRILLING CO HILCORP ENERGY
I/HILCORP MANITOWOC COMPANY INC
Underwriters
BAC, GS, WELLS, DB, HSBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security PDC 9.875 2018 HILCRP 8 02/15/44 MTW 9 1/2
02/15/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/4/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 250,000,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - -
Total 250,000,000 300,000,000 400,000,000
Public offering price 99.75 98.32 100.
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.50% 0.02% 0.02%
Rating B3 / B B2/BB- Caa1/BBCurrent
yield 10 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 743 455 609
DWS High Income Trust 95,000 $ 94,763 0.04% 2.09%
0.00% 3/4/2010
DWS High Income VIP 185,000 $ 184,538 0.07% 2.09%
0.00% 3/4/2010
DWS High Income Fund 1,520,000 $ 1,516,200 0.61%
2.09% 0.00% 3/4/2010
DWS Strategic Income VIP 30,000 $ 29,925 0.01% 2.09%
0.00% 3/4/2010
DWS Lifecycle Long Range Fund 15,000 $ 14,963 0.01%
2.09% 0.00% 3/4/2010
DWS High Income Plus Fund 335,000 $ 334,163 0.13%
2.09% 0.00% 3/4/2010
DWS Strategic Income Fund 175,000 $ 174,563 0.07%
2.09% 0.00% 3/4/2010
DWS Multi Market Income Trust 115,000 $ 114,713 0.05%
2.09% 0.00% 3/4/2010
DWS Strategic Income Trust 30,000 $ 29,925 0.01%
2.09% 0.00% 3/4/2010
Total 2,500,000 2,493,750 1.00%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 78442FEJ3 431318AJ3 563571AG3
Issuer SLM CORP HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, JPM, CS, DB, RBC,
RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security SLMA 8 2020 HILCRP 8 02/15/44 MTW 9 1/2
02/15/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/17/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 1,500,000,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - -
Total 1,500,000,000 300,000,000 400,000,000
Public offering price 98.32 98.32 100.
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.25% 0.02% 0.02%
Rating Ba1 /BBB- B2/BB- Caa1/BBCurrent
yield 8.2 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 513 455 609
DWS High Income Trust 140,000 $ 137,648 0.01% -1.34%
0.97% 3/31/2010
DWS High Income VIP 135,000 $ 132,732 0.01% -1.34%
0.74% 3/31/2010
DWS High Income Fund 1,105,000 $ 1,086,436 0.07% -
1.34% 0.91% 3/31/2010
DWS Strategic Income VIP 25,000 $ 24,580 0.00% -1.34%
0.33% 3/31/2010
DWS Lifecycle Long Range Fund 10,000 $ 9,832 0.00% -
1.34% -0.01% 3/31/2010
DWS High Income Plus Fund 245,000 $ 240,884 0.02% -
1.34% 0.96% 3/31/2010
DWS Strategic Income Fund 125,000 $ 122,900 0.01% -
1.34% 0.26% 3/31/2010
DWS Multi Market Income Trust 170,000 $ 167,144 0.01%
-1.34% 0.75% 3/31/2010
DWS Strategic Income Trust 45,000 $ 44,244 0.00% -
1.34% 0.76% 3/31/2010
Total 2,000,000 1,966,400 0.13%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 87311XAA6 431318AJ3 563571AG3
Issuer TW TELECOM HOLDINGS INC HILCORP
ENERGY I/HILCORP MANITOWOC COMPANY INC
Underwriters
CS, WELLS, CITI, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security TWTC 8 2018 HILCRP 8 02/15/44 MTW 9 1/2
02/15/18
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/4/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 430,000,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - -
Total 430,000,000 300,000,000 400,000,000
Public offering price 99.28 98.32 100.
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75% 0.02% 0.02%
Rating B2 / B- B2/BB- Caa1/BBCurrent
yield 7.8 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 488 455 609
DWS High Income Trust 140,000 $ 138,998 0.03% 2.94%
2.60% 3/31/2010
DWS High Income VIP 135,000 $ 134,033 0.03% 2.94%
1.94% 3/31/2010
DWS High Income Fund 1,105,000 $ 1,097,088 0.26%
2.94% 2.22% 3/31/2010
DWS Strategic Income VIP 25,000 $ 24,821 0.01% 2.94%
1.17% 3/31/2010
DWS Lifecycle Long Range Fund 10,000 $ 9,928 0.00%
2.94% 2.65% 3/31/2010
DWS High Income Plus Fund 245,000 $ 243,246 0.06%
2.94% 2.03% 3/31/2010
DWS Strategic Income Fund 125,000 $ 124,105 0.03%
2.94% 1.12% 3/31/2010
DWS Multi Market Income Trust 170,000 $ 168,783 0.04%
2.94% 2.48% 3/31/2010
DWS Strategic Income Trust 45,000 $ 44,678 0.01%
2.94% 2.50% 3/31/2010
Total 2,000,000 1,985,680 0.47%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 87900YAA1 18451QAA6 302203AA2
Issuer TEEKAY CORP CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
CITI, DB, JPM, BNP, ING
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security TEEKAY CORP CCU 9 1/4 12/15/23 EXPRO 8
1/2 12/15/16
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 1/15/2010 12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs 450,000,000
500,000,000 1,400,000,000
Total dollar amount of any concurrent public offering - - -
Total 450,000,000 500,000,000 1,400,000,000
Public offering price 99.18 98.32 96.21
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.70% 0.02% 0.02%
Rating B1 /BB B2/B B1/B+
Current yield 8.2 9.25 8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 492 602 622
DWS High Income Trust 40,000 $ 39,672 0.01% 2.59%
0.00% 1/15/2010
DWS High Income VIP 80,000 $ 79,344 0.02% 2.59%
0.00% 1/15/2010
DWS High Income Fund 605,000 $ 600,039 0.13% 2.59%
0.00% 1/15/2010
DWS Strategic Income VIP 10,000 $ 9,918 0.00% 2.59%
0.00% 1/15/2010
DWS Lifecycle Long Range Fund 10,000 $ 9,918 0.00%
2.59% 0.00% 1/15/2010
DWS High Income Plus Fund 130,000 $ 128,934 0.03%
2.59% 0.00% 1/15/2010
DWS Strategic Income Fund 65,000 $ 64,467 0.01%
2.59% 0.00% 1/15/2010
DWS Multi Market Income Trust 45,000 $ 44,631 0.01%
2.59% 0.00% 1/15/2010
DWS Strategic Income Trust 15,000 $ 14,877 0.00%
2.59% 0.00% 1/15/2010
Total 1,000,000 991,800 0.22%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 92203PAD8 18451QAA6 302203AA2
Issuer VANGUARD HEALTH HLDG CO CLEAR
CHANNEL WORLDWIDE EXPRO FINANCE
LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, MS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security VANGUA 8 2018 CCU 9 1/4 12/15/23 EXPRO 8
1/2 12/15/16
Is the affiliate a manager or co-manager of offering? Co-
Manager N/A N/A
Name of underwriter or dealer from which purchased N/A
N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 1/20/2010 12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs 950,000,000
500,000,000 1,400,000,000
Total dollar amount of any concurrent public offering - - -
Total 950,000,000 500,000,000 1,400,000,000
Public offering price 98.56 98.32 96.21
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00% 0.02% 0.02%
Rating B3 / CCC+ B2/B B1/B+
Current yield 8.2 9.25 8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 494 602 622
DWS High Income Trust 425,000 $ 418,880 0.04% -0.11%
3.48% 3/31/2010
DWS High Income VIP 430,000 $ 423,808 0.05% -0.11%
2.40% 3/31/2010
DWS High Income Fund 3,320,000 $ 3,272,192 0.35% -
0.11% 2.77% 3/31/2010
DWS Strategic Income VIP 65,000 $ 64,064 0.01% -0.11%
2.03% 3/31/2010
DWS Lifecycle Long Range Fund 30,000 $ 29,568 0.00% -
0.11% 1.91% 3/31/2010
DWS High Income Plus Fund 715,000 $ 704,704 0.08% -
0.11% 2.94% 3/31/2010
DWS Strategic Income Fund 360,000 $ 354,816 0.04% -
0.11% 2.08% 3/31/2010
DWS Multi Market Income Trust 515,000 $ 507,584 0.05%
-0.11% 3.52% 3/31/2010
DWS Strategic Income Trust 140,000 $ 137,984 0.01% -
0.11% 3.52% 3/31/2010
Total 6,000,000 5,913,600 0.63%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
302203AA2
36155WAE6
458207AG2
Issuer
EXPRO FINANCE
LUXEMBOURG
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Deutsche Bank, Goldman
Sachs, Natixis Securities, RBC
Calyon Securities, Deutsche
Bank, Janney Montgomery Scott,
Morgan Stanley, Oppenheimer,
RBC
Bank of America, Barclays
Capital, Credit Suisse, Morgan
Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EXPRO 8 1/2 12/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
1,400,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
1,400,000,000
425,000,000
500,000,000
Public offering price
96.207
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.00%
2.00%
1.75%
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
8.59%
8.37%
8.15%
Benchmark vs Spread (basis
points)
622
533
521

Fund Specific Information

Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS Balanced Fund
40,000
 $      38,482.80
0.00%
3.16%
-0.22%
12/31/2009
DWS High Income Fund
4,465,000
 $ 4,641,034.44
0.32%
3.16%
1.10%
12/31/2009
DWS High Income Plus Fund
965,000
 $    928,397.55
0.07%
3.16%
1.30%
12/31/2009
DWS High Income Trust
560,000
 $    538,759.20
0.04%
3.16%
1.51%
12/31/2009
DWS High Income VIP
575,000
 $    553,190.25
0.04%
3.16%
1.08%
12/31/2009
DWS Lifecycle Long Range
Fund
25,000
 $      24,051.75
0.00%
3.16%
-0.12%
12/31/2009
DWS Multi Market Income Trust
660,000
 $    634,966.20
0.05%
3.16%
1.11%
12/31/2009
DWS Strategic Income Fund
480,000
 $    461,793.60
0.03%
3.16%
0.00%
12/31/2009
DWS Strategic Income Trust
185,000
 $    177,982.95
0.01%
3.16%
1.17%
12/31/2009
DWS Strategic Income VIP
45,000
 $      43,293.15
0.00%
3.16%
0.00%
12/31/2009
Total
8,000,000
 $ 8,041,951.89
0.57%

^The Security and Fund Performance is calculated based on information provided by
State Street Bank.



*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAB4
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL
WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse,
Deutsche Bank, Goldman
Sachs, Morgan Stanley, Bank of
America, Barclays, Moelis & Co
Calyon Securities, Deutsche
Bank, Janney Montgomery Scott,
Morgan Stanley, Oppenheimer,
RBC
Bank of America, Barclays, Credit
Suisse, Morgan Stanley,
Deutsche Bank,  Goldman Sachs,
JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
2,000,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
2,000,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting
spread/commission
215.00%
200.00%
175.00%
Underwriting spread or
commission
2.15%
2.00%
1.75%
Rating  -  Moodys
B2
B2
B3
Rating  -  S&P
B
BB-
B+
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
885.17%
837.38%
815.01%
Current yield
8.85%
8.37%
8.15%
Benchmark vs Spread (basis
points)
602
533
521


Fund Specific Information

Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS Balanced Fund
50,000
 $      50,000.00
0.00%
3.00%
0.60%
12/31/2009
DWS High Income Fund
3,100,000
 $ 3,100,000.00
0.16%
3.00%
0.60%
12/31/2009
DWS High Income Plus Fund
675,000
 $    675,000.00
0.03%
3.00%
0.66%
12/31/2009
DWS High Income Trust
375,000
 $    375,000.00
0.02%
3.00%
0.99%
12/31/2009
DWS High Income VIP
400,000
 $    400,000.00
0.02%
3.00%
0.87%
12/31/2009
DWS Lifecycle Long Range
Fund
30,000
 $      30,000.00
0.00%
3.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
460,000
 $    460,000.00
0.02%
3.00%
0.59%
12/31/2009
DWS Strategic Income Fund
325,000
 $    325,000.00
0.02%
3.00%
0.55%
12/31/2009
DWS Strategic Income Trust
125,000
 $    125,000.00
0.01%
3.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
60,000
 $      60,000.00
0.00%
3.00%
0.67%
12/31/2009
Total
5,600,000
 $ 5,600,000.00
0.28%


^The Security and Fund Performance is calculated based on information provided by
State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAA6
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL
WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse,
Deutsche Bank, Goldman
Sachs, Morgan Stanley, Bank of
America, Barclays Capital,
Moelis & Co
Calyon Securities, Deutsche
Bank, Janney Montgomery Scott,
Morgan Stanley, Oppenheimer,
RBC
Bank of America, Barclays
Capital, Credit Suisse, Morgan
Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
500,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
500,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting
spread/commission
215.00%
200.00%
175.00%
Underwriting spread or
commission
2.15%
2.00%
1.75%
Rating  -  Moodys
B2
B2
B3
Rating  -  S&P
B
BB-
B+
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
900.24%
837.38%
815.01%
Current yield
9.00%
8.37%
8.15%
Benchmark vs Spread (basis
points)
602
533
521

Fund Specific Information

Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS Balanced Fund
15,000
 $      15,000.00
0.00%
2.00%
0.60%
12/31/2009
DWS High Income Fund
775,000
 $    775,000.00
0.16%
2.00%
0.60%
12/31/2009
DWS High Income Plus Fund
165,000
 $    165,000.00
0.03%
2.00%
0.66%
12/31/2009
DWS High Income Trust
95,000
 $      95,000.00
0.02%
2.00%
0.99%
12/31/2009
DWS High Income VIP
100,000
 $    100,000.00
0.02%
2.00%
0.87%
12/31/2009
DWS Lifecycle Long Range
Fund
10,000
 $      10,000.00
0.00%
2.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
115,000
 $    115,000.00
0.02%
2.00%
0.59%
12/31/2009
DWS Strategic Income Fund
80,000
 $      80,000.00
0.02%
2.00%
0.55%
12/31/2009
DWS Strategic Income Trust
30,000
 $      30,000.00
0.01%
2.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
15,000
 $      15,000.00
0.00%
2.00%
0.67%
12/31/2009
Total
1,400,000
 $ 1,400,000.00
0.28%

^The Security and Fund Performance is calculated based on information provided by
State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 749121CB3 18451QAA6 302203AA2
Issuer QWEST COMMUNICATIONS CLEAR CHANNEL
WORLDWIDE EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, JPM,
MS, WELLS, CS, SUNTRST
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security QUS 7 1/8 04/01/18 CCU 9 1/4 12/15/23 EXPRO
8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 1/7/2010 12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
800,000,000 500,000,000 1,400,000,000
Total dollar amount of any concurrent public offering -
- -
Total 800,000,000 500,000,000 1,400,000,000
Public offering price 98.44 98.32 96.21
Price paid if other than public offering price N/A N/A
N/A
Underwriting spread or commission 1.50% 0.02%
0.02%
Rating Ba3 /B+ B2/B B1/B+
Current yield 6.9 9.25 8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 378 602 622
DWS High Income Trust 350,000 $ 344,540 0.04% 6.16%
3.69% 3/31/2010
DWS High Income VIP 355,000 $ 349,462 0.04% 6.16%
2.55% 3/31/2010
DWS High Income Fund 2,770,000 $ 2,726,788 0.35%
6.16% 2.77% 3/31/2010
DWS Strategic Income VIP 55,000 $ 54,142 0.01% 6.16%
2.46% 3/31/2010
DWS Lifecycle Long Range Fund 30,000 $ 29,532 0.00%
6.16% 2.04% 3/31/2010
DWS High Income Plus Fund 600,000 $ 590,640 0.08%
6.16% 2.63% 3/31/2010
DWS Strategic Income Fund 295,000 $ 290,398 0.04%
6.16% 2.51% 3/31/2010
DWS Multi Market Income Trust 425,000 $ 418,370 0.05%
6.16% 3.62% 3/31/2010
DWS Strategic Income Trust 120,000 $ 118,128 0.02%
6.16% 3.71% 3/31/2010
Total 5,000,000 4,922,000 0.63%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 345397VM2 18451QAA6 302203AA2
Issuer FORD MOTOR CREDIT CO LLC CLEAR
CHANNEL WORLDWIDE EXPRO FINANCE
LUXEMBOURG
Underwriters
BAC, DB, MS, GS, BCLY, CITI
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security FMCC 8.125 2020 CCU 9 1/4 12/15/19 EXPRO 8
1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 1/14/2010 12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
1,250,000,000 500,000,000 1,400,000,000
Total dollar amount of any concurrent public offering -
- -
Total 1,250,000,000 500,000,000 1,400,000,000
Public offering price 100 98.32 96.21
Price paid if other than public offering price N/A N/A
N/A
Underwriting spread or commission 1.50% 0.02%
0.02%
Rating B1 /B- B2/B B1/B+
Current yield 7.8 9.25 8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 715 602 622
DWS High Income Trust 225,000 $ 225,000 0.02% 4.90%
3.48% 3/31/2010
DWS High Income VIP 100,000 $ 100,000 0.01% 4.90%
2.40% 3/31/2010
DWS High Income Fund 685,000 $ 685,000 0.05% 4.90%
2.77% 3/31/2010
DWS High Income Plus Fund 115,000 $ 115,000 0.01%
4.90% 2.63% 3/31/2010
DWS Strategic Income Fund 100,000 $ 100,000 0.01%
4.90% 2.08% 3/31/2010
DWS Multi Market Income Trust 1,410,000 $ 1,410,000
0.11% 4.90% 3.41% 3/31/2010
DWS Strategic Income Trust 365,000 $ 365,000 0.03%
4.90% 3.44% 3/31/2010
Total 3,000,000 3,000,000 0.26%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 552953BP5 431318AJ3 563571AG3
Issuer MGM MIRAGE (MGM 9 2020) HILCORP ENERGY
I/HILCORP MANITOWOC COMPANY INC
Underwriters
BCLY, DB, JPM
BAML, DB, JPM
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security MGM MIRAGE (MGM 9 2020) HILCRP 8
02/15/44 MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/9/2010 2/3/2010 2/3/2010
Total dollar amount of offering sold to QIBs 280,000
300,000,000 400,000,000
Total dollar amount of any concurrent public offering -
- -
Total 280,000 300,000,000 400,000,000
Public offering price .01 98.32 100.
Price paid if other than public offering price N/A N/A
N/A
Underwriting spread or commission 0.00% 0.02%
0.02%
Rating / B2/BB- Caa1/BBCurrent
yield 0 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 0 455 609
DWS High Income Trust 280,000 $ 280,000 100.00%
3.00% 1.72% 3/31/2010
DWS High Income VIP 145,000 $ 145,000 100.00% 3.00%
1.19% 3/31/2010
DWS High Income Fund 1,315,000 $ 1,315,000 100.00%
3.00% 1.34% 3/31/2010
DWS Strategic Income VIP 65,000 $ 65,000 100.00%
3.00% 0.75% 3/31/2010
DWS Lifecycle Long Range Fund 85,000 $ 85,000
100.00% 3.00% 1.55% 3/31/2010
DWS High Income Plus Fund 400,000 $ 400,000 100.00%
3.00% 1.26% 3/31/2010
DWS Strategic Income Fund 460,000 $ 460,000 100.00%
3.00% 0.69% 3/31/2010
DWS Multi Market Income Trust 590,000 $ 590,000
100.00% 3.00% 1.61% 3/31/2010
DWS Strategic Income Trust 160,000 $ 160,000 100.00%
3.00% 1.64% 3/31/2010
Total 3,500,000 3,500,000 266.16%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 053773AK3 431318AJ3 563571AG3
Issuer AVIS BUDGET CAR RENTAL LLC HILCORP ENERGY
I/HILCORP MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CITI, DB, JPM BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
 > 3 years > 3 years > 3 years
Security CAR 9 5/8 03/15/18 HILCRP 8 02/15/22 MTW
9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/5/2010 2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
450,000,000 300,000,000 400,000,000
Total dollar amount of any concurrent public offering - - -
Total 450,000,000 300,000,000 400,000,000
Public offering price 98.63 98.32 100.
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 2.5% 0.02% 0.02%
Rating B3 /B B2/BB- Caa1/BBCurrent
yield 9.1 8 9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 655 455 609
DWS High Income Trust 135,000 $ 133,157 0.03%
5.95% 2.27% 3/31/2010
DWS High Income VIP 260,000 $ 256,435 0.06%
5.95% 1.64% 3/31/2010
DWS High Income Fund 2,120,000 $ 2,090,956
0.46% 5.95% 1.78% 3/31/2010
DWS Strategic Income VIP 45,000 $ 44,384 0.01%
5.95% 1.09% 3/31/2010
DWS Lifecycle Long Range Fund 25,000 $ 24,659
0.01% 5.95% 1.67% 3/31/2010
DWS High Income Plus Fund 470,000 $ 463,561
0.10% 5.95% 1.72% 3/31/2010
DWS Strategic Income Fund 240,000 $ 236,712
0.05% 5.95% 1.12% 3/31/2010
DWS Multi Market Income Trust 160,000 $ 157,808
0.04% 5.95% 2.15% 3/31/2010
DWS Strategic Income Trust 45,000 $ 44,383
0.01% 5.95% 2.19% 3/31/2010
Total 3,500,000 3,452,050 0.77%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.